UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 6, 2018

Date of Report (date of earliest event reported)

salesforce.com, inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco, CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2018, the Board of Directors (the “Board”) of salesforce.com, inc. (the “Company”) appointed Keith Block as co-Chief Executive Officer, effective August 7, 2018. Mr. Block will serve as co-Chief Executive Officer with Marc Benioff, the Company’s Chairman and co-Chief Executive Officer. Mr. Block served as the Company’s Vice Chairman, President and as a director since joining the Company in June 2013, and additionally served as the Company’s Chief Operating Officer since February 2016.

In connection with his appointment as co-Chief Executive Officer, Mr. Block’s base salary was increased from $1,150,000 to $1,435,000, effective as of August 1, 2018, and his annual target bonus was increased from 100% to 200% of his base salary. Bonus amounts will be determined based upon achievement of a mix of Company and individual performance objectives pursuant to the Company’s Kokua Bonus Plan.

In addition, on August 6, 2018, the Board elected Parker Harris, the Company’s Co-Founder and Chief Technology Officer, as a director, effective August 7, 2018. In connection with Mr. Harris’ appointment, the Board expanded the size of the Board to thirteen members. Mr. Harris will not receive any additional compensation or equity awards for his service as a director of the Company.

Copies of the press releases announcing these changes are attached hereto as Exhibit 99.1 and Exhibit 99.2. The information in the press releases attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 7, 2018, the Board approved amendments to the Company’s Amended and Restated Bylaws to provide that more than one person may serve as Chief Executive Officer of the Company and to make other clarifying changes.

This summary of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is filed herewith as Exhibit 3.1 and is incorporated into this filing by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of salesforce.com, inc.

99.1	Press Release dated August 7, 2018

99.2	Press Release dated August 7, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2018	salesforce.com, inc.

/s/ Amy Weaver
Amy Weaver President, Legal, General Counsel and Secretary